Memorandum of Amendment
                          Lease Agreement for Space in
                               Chiang Mai Airport
                   No. Chor.Mor. 1-28/2543 dated 19 March 2001
                                   Amendment 1


This memorandum is made at the Airports Authority of Thailand on 5 June 2001, between the Airports Authority of Thailand, represented by Flight Lieutenant Usar Borisuth, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called the "Lessor" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at 26th-27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No. Phor.Hor. 0007150 dated 24 April 2001, issued by the Office of Partnership/Company Registration, Bangkok Metropolis, hereinafter called the "Lessee" of the other part.

Whereas the Lessor agrees to lease out and the Lessee agrees to lease the space in Chiang Mai Airport, according to the Agreement No. Chor.Mor. 1-28/2543 dated 19 March 2001, for a period of two years, from 1 June 2000 to 31 May 2002.

And whereas the Lessor has permitted the Lessee to lease additional space for the business operation, namely No. 1B 202; from 15 square metre to 18.50 square metre, and No. 1C 202; from 14 square metre to 31 square metre, effective 5 April 2001.

Therefore, the Lessor and the Lessee agree as follows :

1. The Appendix A to the Lease Agreement No. Chor.Mor. 1-28/2543, dated 19 March 2001, shall be repealed and replaced with the Appendix A to this memorandum.

2. In entering into this memorandum, the Lessee has submitted the Letter of Guarantee No. 00744000165, dated 18 May 2001, of DBS Thai Danu Bank Public Company Limited, Pathum Wan Branch, for Baht 35,701.00 (Thirty-Five Thousand Seven Hundred and One Baht) to the Lessor as guarantee for compliance with the Agreement No. Chor.Mor. 1-28/2543 dated 19 March 2001. The said performance guarantee shall be returned after the Lessee has been relieved from all obligations under the said contract.

3. The contents of the Agreement No. Chor.Mor. 1-28/2543 dated 19 March 2000, besides the amendment made according Clause 1 and Clause 2 of this memorandum, shall remain valid.

4.       This memorandum is effective 5 April 2001.

This memorandum is made in duplicate. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.


The Lessor                             The Lessee
----------                             ----------

          - signed -                                      - signed -
(Flight Lieutenant Usar Borisuth)                  (Mr. Viratana Suntaranond)



Witness                                Witness
-------                                -------

          - signed -                                      - signed -
     (Mr. Krit  Phakhakit)                    (Miss Sarinthorn  Jongchaidetwong)

                    DBS THAI DANU BANK PUBLIC COMPANY LIMITED

                               Letter of Guarantee

No. 00744000165                                                      18 May 2001


We, DBS Thai Danu Bank Public Company Limited, Pathum Wan Branch, with offices at 186/5-8 Siam Square Soi 7, Phaya Thai Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into the Lease Agreement for Space in Chiang Mai Airport, No. Chor.Mor. 1-28/2543, and performance guarantee is required by the Airports Authority of Thailand, for an amount of Baht 35,701.00 (Thirty-Five Thousand Seven Hundred and One Baht).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Baht 35,701.00 (Thirty-Five Thousand Seven Hundred and One
         Baht). That is, if King Power Tax Free Co., Ltd. fails to comply with the agreement entered with the Airports Authority of Thailand, or is in breach of any clause of the said agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or demand penalty or fines and/or damages from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf of and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the agreement to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay. This Letter of Guarantee is valid from 5 April 2001 to 31 May 2002.

As evidence, we, DBS Thai Danu Bank Public Company Limited, Pathum Wan Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.


                        - signed -                   - signed -        Guarantor
                  (Mrs. Sirikul Chiranon)   (Miss Siraphon Saengphairoj)
                   Assistant Director &       Assistant Branch Manager
                      Branch Manager

                        - signed -                   - signed -        Witness
               (Mr. Somsak Ratanakritnanon)   (Mr. Siriphon Archiwa )


                                                                      Appendix A

              Details of Rents and Location of the Leased Premises
              -----------------------------------------------------
       Memorandum to Agreement No. Chor.Mor. 1-28/2543 dated 19 March 2001
       -------------------------------------------------------------------
                                                                (Total 3 Sheets)
                                                                     Sheet No. 1

---------------------------  -----  ---------  ----------  -----------  ------------  --------  ------------------------
                             Area   Rents      Rent        Service Fee  Building/      Fine/           Lease Period
    Leased Premises          Sqm.   Baht/Sqm.  Baht/Month  Baht/Month   Land Tax      Penalty   ------------------------
                                    Per month                           Baht/Month    Baht/Day     From          To
---------------------------  -----  ---------  ----------  -----------  ------------  --------  -----------  -----------

Areas in Passenger Terminal
Chiang Mai Airport

-  No.  1A 113               16.00     450.00    7,200.00     1,080.00      900.00      612.005  Apr. 2001   31 May 2002
-  No.  1A 218               22.25     450.00   10,012.50     1,501.88    1,251.56      851.065  Apr. 2001   31 May 2002
-  No.  1B 202               18.50     450.00    8,325.00     1,248.75    1,040.63      707.635  Apr. 2001   31 May 2002
-  No.  1C 202               31.00     450.00   13,950.00     2,092.50    1,743.75    1,185.755  Apr. 2001   31 May 2002

---------------------------  -----  ---------  ----------  -----------  ----------  ----------  -----------  -----------


The Lessor                              The Lessee
----------                              ----------
          - signed -                                      - signed -
(Flight Lieutenant Usar Borisuth)                 (Mr. Viratana Suntaranond)


Witness                                 Witness
-------                                 -------
          - signed -                                      - signed -
     (Mr. Krit Phakhakit)                      (Miss Sarinthorn Jongchaidetwong)